SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported) December 16, 1999

                              ORALABS HOLDING CORP.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


    Colorado                       000-23039                  14-1623047
    --------                       ---------                  ----------
 (State or other                  (Commission               (I.R.S. Employer
  jurisdiction                    File Number)              Identification No.)
of incorporation)


                   2901 South Tejon, Englewood, Colorado 80110
                   -------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code      (303)783-9499




         (Former name or former address, if changed since last report.)

Item No. 5.  Other Events.
             -------------

     A Criminal Complaint was filed in the United States District Court for the Central District of California, Case No. 99-2741M against the Company's President. The Company issued a press release which contains additional details, a copy of which is attached hereto as Exhibit 99.1.


Item No. 7.  Financial Statements and Exhibits.

     Exhibit 99.1 Press Release issued December 17, 1999

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  ORALABS HOLDING CORP.


                                  By: /s/ Emile Jordan
                                      ------------------------------------------
                                          Emile Jordan, Chief Financial Officer


Date:    December 20, 1999